FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

**For Internal Use Only**
FBRSI 2005-4 Marketing Summary

	Aggregate	Group II

% Interest Only	49.04%	57.75%

% of Loans with Silent Seconds	45.00%	57.19%
WA CLTV incl. Silent Seconds	90.61%	94.30%
WA CLTV loans with Silent Seconds	99.69%	99.73%

WA DTI	43.14%	43.88%

% Covered by MI	15.30%	7.32%
% > 80 LTV Covered by MI	48.62%	24.96%
% with > 80 LTV	31.47%	29.32%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.
**For Internal Use Only**

												Number of
												Months Until
		Current	Original	Original								Next Rate	Interest
	Principal	Gross	Term to	Amortization	Gross	Maximum	Initial	Subsequent	Minimum	Prepay		Adjustment	Only
PPP Detail Replines	Balance	Interest Rate	Maturity	Term	Margin	Mortgage Rate	Periodic Cap	Cap	Mortgage Rate	Term	Age	Date	Term

ARM 2/28 - I — Covered - 0 mo. Penalty	13,772,195.20	7.75652	360	360	5.50335	13.75652	1	1	7.75652	0	3	21	0
ARM 2/28 - I — Covered - 12 mo. Penalty	911,619.21	7.39759	360	360	6.04871	13.39759	1	1	7.39759	12	3	21	0
ARM 2/28 - I — Covered - 24 mo. Penalty	36,051,810.89	7.41652	360	360	6.07422	13.41652	1	1	7.41652	24	3	21	0
ARM 2/28 - I — Covered - 36 mo. Penalty	142,577.05	6.077	360	360	6	12.077	1	1	6.077	36	3	21	0
ARM 2/28 - I — Not Covered - 0 mo. Penalty	49,920,474.76	7.38319	360	360	5.45459	13.38319	1	1	7.38319	0	3	21	0
ARM 2/28 - I — Not Covered - 12 mo. Penalty	5,043,428.67	7.34956	360	360	6.14229	13.34956	1	1	7.34956	12	3	21	0
ARM 2/28 - I — Not Covered - 24 mo. Penalty	114,617,238.91	7.15782	360	360	6.18496	13.16008	1.00113	1	7.15835	24	3	21	0
ARM 2/28 - I — Not Covered - 36 mo. Penalty	657,650.20	6.29009	360	360	6.14421	12.29009	1	1	6.29009	36	3	21	0
ARM 2/28 - 24 mo. IO — I — Covered - 0 mo. Penalty	7,549,670.78	7.44782	360	360	5.84776	14.44782	1.5	1	7.44782	0	3	21	24
ARM 2/28 - 24 mo. IO — I — Covered - 12 mo. Penalty	3,155,164.94	7.4377	360	360	6	14.4377	1.5	1	7.4377	12	3	21	24
ARM 2/28 - 24 mo. IO — I — Covered - 24 mo. Penalty	37,600,958.01	7.03277	360	360	6.03846	14.03277	1.5	1	7.03277	24	3	21	24
ARM 2/28 - 24 mo. IO — I — Covered - 36 mo. Penalty	193,500.00	7.495	360	360	6.625	14.495	1.5	1	7.495	36	3	21	24
ARM 2/28 - 24 mo. IO — I — Not Covered - 0 mo. Penalty	12,681,531.08	7.2983	360	360	5.57648	14.2983	1.5	1	7.2983	0	3	21	24
ARM 2/28 - 24 mo. IO — I — Not Covered - 12 mo. Penalty	4,928,755.52	6.87287	360	360	6	13.87287	1.5	1	6.87287	12	3	21	24
ARM 2/28 - 24 mo. IO — I — Not Covered - 24 mo. Penalty	96,862,697.30	6.72462	360	360	6.02205	13.72462	1.5	1	6.72462	24	3	21	24
ARM 2/28 - 24 mo. IO — I — Not Covered - 36 mo. Penalty	132,000.00	6.77	360	360	6	13.77	1.5	1	6.77	36	3	21	24
ARM 3/27 - I — Covered - 0 mo. Penalty	687,315.92	6.83706	360	360	5.1052	12.83706	1	1	6.83706	0	3	33	0
ARM 3/27 - I — Covered - 36 mo. Penalty	978,277.40	7.02704	360	360	6.15171	13.02704	1	1	7.02704	36	3	33	0
ARM 3/27 - I — Not Covered - 0 mo. Penalty	869,423.52	7.44257	360	360	5.64357	13.44257	1	1	7.44257	0	3	33	0
ARM 3/27 - I — Not Covered - 36 mo. Penalty	2,665,084.28	6.71254	360	360	6	12.71254	1	1	6.71254	36	3	33	0
ARM 3/27 - 36 mo. IO — I — Covered - 36 mo. Penalty	1,154,139.80	6.15889	360	360	6	13.15889	1.5	1	6.15889	36	3	33	36
ARM 3/27 - 36 mo. IO — I — Not Covered - 0 mo. Penalty	830,677.19	7.18443	360	360	5.64351	14.18443	1.5	1	7.18443	0	2	34	36
ARM 3/27 - 36 mo. IO — I — Not Covered - 36 mo. Penalty	6,440,979.33	6.21896	360	360	6.03122	13.21896	1.5	1	6.21896	36	3	33	36
Balloon 30/15 - I — Not Covered - 0 mo. Penalty	5,391,909.98	10.53981	180	360	0	0	0	0	0	0	3	0	0
Balloon 30/15 - I — Not Covered - 12 mo. Penalty	186,427.87	10.25608	180	360	0	0	0	0	0	12	3	0	0
Balloon 30/15 - I — Not Covered - 24 mo. Penalty	6,982,541.60	10.05011	180	360	0	0	0	0	0	24	3	0	0
Balloon 30/15 - I — Not Covered - 36 mo. Penalty	522,572.75	9.73596	180	360	0	0	0	0	0	36	3	0	0
Fixed 15 yr — I — Covered - 36 mo. Penalty	258,062.29	7.99198	180	180	0	0	0	0	0	36	3	0	0
Fixed 15 yr — I — Not Covered - 0 mo. Penalty	579,805.42	8.27914	180	180	0	0	0	0	0	0	3	0	0
Fixed 15 yr — I — Not Covered - 24 mo. Penalty	217,601.69	8.14438	180	180	0	0	0	0	0	24	3	0	0
Fixed 15 yr — I — Not Covered - 36 mo. Penalty	1,540,621.54	7.11597	180	180	0	0	0	0	0	36	4	0	0
Fixed 30 yr — I — Covered - 0 mo. Penalty	865,900.92	7.00737	360	360	0	0	0	0	0	0	3	0	0
Fixed 30 yr — I — Covered - 24 mo. Penalty	1,085,056.69	7.57669	360	360	0	0	0	0	0	24	3	0	0
Fixed 30 yr — I — Covered - 36 mo. Penalty	6,891,566.74	7.22094	360	360	0	0	0	0	0	36	3	0	0
Fixed 30 yr — I — Not Covered - 0 mo. Penalty	5,082,806.32	7.69175	360	360	0	0	0	0	0	0	3	0	0
Fixed 30 yr — I — Not Covered - 24 mo. Penalty	1,853,662.76	7.39796	360	360	0	0	0	0	0	24	3	0	0
Fixed 30 yr — I — Not Covered - 36 mo. Penalty	20,676,961.44	7.04457	360	360	0	0	0	0	0	36	3	0	0

												Number of
												Months Until
		Current	Original	Original								Next Rate	Interest
	Principal	Gross	Term to	Amortization	Gross	Maximum	Initial	Subsequent	Minimum	Prepay		Adjustment	Only
PPP Detail Replines	Balance	Interest Rate	Maturity	Term	Margin	Mortgage Rate	Periodic Cap	Cap	Mortgage Rate	Term	Age	Date	Term

Fixed 30 yr - 60 mo. IO — I — Covered - 12 mo. Penalty	239,700.00	7.5	360	360	0	0	0	0	0	12	3	0	60
Fixed 30 yr - 60 mo. IO — I — Covered - 36 mo. Penalty	1,078,499.49	7.05697	360	360	0	0	0	0	0	36	3	0	60
Fixed 30 yr - 60 mo. IO — I — Not Covered - 24 mo. Penalty	349,998.81	6.1	360	360	0	0	0	0	0	24	3	0	60
Fixed 30 yr - 60 mo. IO — I — Not Covered - 36 mo. Penalty	2,150,470.61	6.54068	360	360	0	0	0	0	0	36	3	0	60

Total:	453,801,336.88	7.19934	354	359	5.96726	13.53336	1.2159	1	7.10172	20	3	19	25

												Number of
												Months Until
		Current	Original	Original								Next Rate	Interest
	Principal	Gross	Term to	Amortization	Gross	Maximum	Initial	Subsequent	Minimum	Prepay		Adjustment	Only
PPP Detail Replines	Balance	Interest Rate	Maturity	Term	Margin	Mortgage Rate	Periodic Cap	Cap	Mortgage Rate	Term	Age	Date	Term

ARM 2/28 - II — Covered - 0 mo. Penalty	2,407,109.14	7.70328	360	360	6.11418	13.70328	1	1	7.70328	0	3	21	0
ARM 2/28 - II — Covered - 12 mo. Penalty	1,273,322.70	7.89467	360	360	6	13.89467	1	1	7.89467	12	3	21	0
ARM 2/28 - II — Covered - 24 mo. Penalty	16,850,318.05	7.39213	360	360	6.07178	13.39213	1	1	7.39213	24	3	21	0
ARM 2/28 - II — Not Covered - 0 mo. Penalty	33,754,079.55	7.08017	360	360	5.70862	13.08017	1	1	7.08017	0	3	21	0
ARM 2/28 - II — Not Covered - 12 mo. Penalty	6,649,712.28	7.4009	360	360	6.13423	13.4009	1	1	7.4009	12	3	21	0
ARM 2/28 - II — Not Covered - 24 mo. Penalty	97,731,613.75	6.90201	360	360	6.06155	12.90201	1	1	6.90201	24	3	21	0
ARM 2/28 - 24 mo. IO — II — Covered - 0 mo. Penalty	1,703,660.00	7.89766	360	360	6	14.89766	1.5	1	7.89766	0	3	21	24
ARM 2/28 - 24 mo. IO — II — Covered - 12 mo. Penalty	1,450,341.37	7.02652	360	360	6	14.02652	1.5	1	7.02652	12	3	21	24
ARM 2/28 - 24 mo. IO — II — Covered - 24 mo. Penalty	12,581,830.60	6.88124	360	360	5.99492	13.88124	1.5	1	6.88124	24	3	21	24
ARM 2/28 - 24 mo. IO — II — Not Covered - 0 mo. Penalty	27,424,006.38	7.15119	360	360	5.97875	14.15119	1.5	1	7.15119	0	3	21	24
ARM 2/28 - 24 mo. IO — II — Not Covered - 12 mo. Penalty	21,775,644.44	6.87545	360	360	6.04364	13.87545	1.5	1	6.87545	12	3	21	24
ARM 2/28 - 24 mo. IO — II — Not Covered - 24 mo. Penalty	236,294,815.59	6.60861	360	360	5.99149	13.60861	1.5	1	6.60861	24	3	21	24
ARM 2/28 - 24 mo. IO — II — Not Covered - 36 mo. Penalty	248,000.00	6.2	360	360	6	13.2	1.5	1	6.2	36	3	21	24
ARM 3/27 - II — Covered - 0 mo. Penalty	132,049.07	8.495	360	360	6	14.495	1	1	8.495	0	2	34	0
ARM 3/27 - II — Covered - 24 mo. Penalty	377,055.79	6.95	360	360	6	12.95	1	1	6.95	24	3	33	0
ARM 3/27 - II — Covered - 36 mo. Penalty	177,416.55	8.12	360	360	6	14.12	1	1	8.12	36	2	34	0
ARM 3/27 - II — Not Covered - 0 mo. Penalty	1,173,090.41	7.42409	360	360	6	13.42409	1	1	7.57789	0	3	33	0
ARM 3/27 - II — Not Covered - 36 mo. Penalty	1,511,640.10	6.68039	360	360	6	12.68039	1	1	6.68039	36	2	34	0
ARM 3/27 - 36 mo. IO — II — Covered - 0 mo. Penalty	405,000.00	7.75	360	360	6	14.75	1.5	1	7.75	0	4	32	36
ARM 3/27 - 36 mo. IO — II — Covered - 36 mo. Penalty	447,000.00	6.125	360	360	6	13.125	1.5	1	6.125	36	3	33	36
ARM 3/27 - 36 mo. IO — II — Not Covered - 0 mo. Penalty	619,911.91	7.2038	360	360	6	14.2038	1.5	1	7.2038	0	4	32	36
ARM 3/27 - 36 mo. IO — II — Not Covered - 12 mo. Penalty	1,006,400.00	6.29102	360	360	6.19873	13.29102	1.5	1	6.29102	12	3	33	36
ARM 3/27 - 36 mo. IO — II — Not Covered - 24 mo. Penalty	660,000.00	6.53212	360	360	6	13.53212	1.5	1	6.53212	24	4	32	36
ARM 3/27 - 36 mo. IO — II — Not Covered - 36 mo. Penalty	4,680,422.39	6.84407	360	360	5.94624	13.84407	1.5	1	6.84407	36	3	33	36
Balloon 30/15 - II — Not Covered - 0 mo. Penalty	8,322,982.40	10.35794	180	360	0	0	0	0	0	0	3	0	0
Balloon 30/15 - II — Not Covered - 12 mo. Penalty	3,177,760.65	9.87144	180	360	0	0	0	0	0	12	3	0	0
Balloon 30/15 - II — Not Covered - 24 mo. Penalty	41,345,093.36	9.99017	180	360	0	0	0	0	0	24	3	0	0
Balloon 30/15 - II — Not Covered - 36 mo. Penalty	734,240.81	9.9111	180	360	0	0	0	0	0	36	3	0	0
Fixed 15 yr — II — Covered - 36 mo. Penalty	359,958.24	7.25	180	180	0	0	0	0	0	36	4	0	0
Fixed 15 yr — II — Not Covered - 0 mo. Penalty	51,620.45	10	180	180	0	0	0	0	0	0	3	0	0
Fixed 15 yr — II — Not Covered - 24 mo. Penalty	519,669.38	10.10212	180	180	0	0	0	0	0	24	3	0	0
Fixed 15 yr — II — Not Covered - 36 mo. Penalty	114,892.80	6.97	180	180	0	0	0	0	0	36	3	0	0
Fixed 30 yr — II — Covered - 24 mo. Penalty	164,398.78	8.52	360	360	0	0	0	0	0	24	3	0	0
Fixed 30 yr — II — Covered - 36 mo. Penalty	1,298,542.55	6.6648	360	360	0	0	0	0	0	36	3	0	0
Fixed 30 yr — II — Not Covered - 0 mo. Penalty	358,955.98	6.18	360	360	0	0	0	0	0	0	3	0	0
Fixed 30 yr — II — Not Covered - 12 mo. Penalty	550,979.69	6.4	360	360	0	0	0	0	0	12	2	0	0
Fixed 30 yr — II — Not Covered - 24 mo. Penalty	1,267,510.47	6.86932	360	360	0	0	0	0	0	24	4	0	0

												Number of
												Months Until
		Current	Original	Original								Next Rate	Interest
	Principal	Gross	Term to	Amortization	Gross	Maximum	Initial	Subsequent	Minimum	Prepay		Adjustment	Only
PPP Detail Replines	Balance	Interest Rate	Maturity	Term	Margin	Mortgage Rate	Periodic Cap	Cap	Mortgage Rate	Term	Age	Date	Term

Fixed 30 yr — II — Not Covered - 36 mo. Penalty	8,410,060.00	7.025	360	360	0	0	0	0	0	36	3	0	0
Fixed 30 yr - 60 mo. IO — II — Not Covered - 24 mo. Penalty	420,000.00	6.18	360	360	0	0	0	0	0	24	4	0	60
Fixed 30 yr - 60 mo. IO — II — Not Covered - 36 mo. Penalty	2,919,302.02	6.84825	360	360	0	0	0	0	0	36	3	0	60

Total:	541,350,407.65	7.14017	342	360	5.99321	13.47108	1.32811	1	6.81525	20	3	18	25